Commitments and contingencies	12 Months Ended
Mar. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

28.	Commitments and contingencies

(a)	Capital commitments
The Company’s capital commitments primarily relate to commitments on leasehold improvement and purchase of equipment. As of March 31, 2020 and 2021, no capital commitment was related to leasehold improvement and purchase of equipment.

(b)	Contingencies
The Company is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on our consolidated financial position, cash flows or results of operations on an individual basis or in the aggregate. As of March 31, 2020 and 2021, the Company is not a party to any material legal or administrative proceedings.